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                                EXHIBIT 10(i)

                          FLEET FINANCIAL GROUP, INC.

        AMENDED AND RESTATED 1992 STOCK OPTION AND RESTRICTED STOCK PLAN

1.  Purpose:

     This Amended and Restated 1992 Stock Option and Restricted Stock Plan (the "Plan") constitutes an amendment and restatement of the 1992 Stock Option and Restricted Stock Plan which was adopted by the Board of Directors of Fleet Financial Group, Inc. (the "Corporation") on January 15, 1992, and by the stockholders of the Corporation on April 15, 1992. This Plan is intended as an employment incentive and to encourage stock ownership by certain key officers and employees of the Corporation and its subsidiaries in order to increase their proprietary interests in the Corporation's success.

     The Plan provides for the grant of options to acquire the Corporation's common stock and restricted stock awards as provided herein.

2.  Administration:

     The Plan shall be administered, construed and interpreted by a committee appointed by the Board of Directors of the Corporation (hereinafter called the "Committee"). The Committee shall consist of three or more members of the Board of Directors who are not officers of the Corporation. No member of the Committee shall be entitled to participate in the Plan. Each member of the Committee shall be a "disinterested" director as such term is defined in Rule 16b-3 (now in effect or as amended) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each member shall be an "outside" director, as such term is defined in Rule 1.162-27 (now in effect or as amended) of the Internal Revenue Code of 1986, as amended (the "Code"). Rule 1.162-27 relates to the disallowance by publicly-held companies of tax deductions for employee remuneration in excess of $1 million for certain senior officers, and is hereafter referred to as the "IRS Regulations". Subject to provisions of the Plan, the Committee shall determine:

          a. The employees to whom options or restricted stock awards shall be granted;

          b. The number of shares to be optioned or the number of restricted stock awards to be granted to each employee;

          c. The price to be paid for the shares upon the exercise of an option; and

          d. The terms and conditions of each stock option agreement or restricted stock agreement between the Corporation and employee to whom the Committee has granted an option or a restricted stock award.

     No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Bylaws.

3.  Eligibility:

     No person shall be eligible to participate in the Plan, to exercise an option previously granted to him or to take full possession of restricted stock previously issued to him who beneficially owns five percent or more of the outstanding common stock of the Corporation. The individuals who shall be eligible to receive options or restricted stock awards shall be such salaried officers and employees of the Corporation and its subsidiaries as the Committee shall from time to time determine. A "subsidiary" of the Corporation shall mean a corporation, whether domestic or foreign, in which the Corporation shall own, directly or indirectly, a majority of the capital shares entitled to vote at the annual meeting thereof.

4.  Stock:

     The stock subject to the options or restricted stock awards and other provisions of the Plan shall be either (a) authorized but unissued shares of the Corporation's common stock or (b) treasury shares. Subject to adjustment in accordance with the provisions of Paragraph 5(f) and 8(d) hereof, the total amount of the common stock of the Corporation as to which options may be granted or restricted stock awards issued to
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persons participating under the Plan shall not exceed in the aggregate
10,500,000 shares. Subject to like adjustment, the total amount of the common stock of the Corporation as to which options may be granted or restricted stock awards may be issued to any one person participating under the Plan shall not exceed in the aggregate that number of shares equal to ten percent of the total amount of outstanding common stock of the Corporation. The aggregate fair market value (determined as of the date of grant of the option) of the stock for which any person participating under the Plan may be granted options under the Plan (or any other stock option plan of the Corporation) which are designated as incentive stock options under Section 422 of the Code, shall not exceed the maximum amount that would be permissible under said Section 422 and the Treasury Regulations thereunder without disqualifying such option as an incentive stock option under Section 422.

     In the event that any outstanding option or restricted stock award under the Plan for any reason expires, is forfeited or is terminated prior to the end of the period during which options may be granted or restricted stock awards may be issued under the Plan, the shares of common stock allocable to the unexercised portion of such option or the portion of such restricted stock awards which have terminated or been forfeited may again be subject to an option or restricted stock award under the Plan, provided that such action is consistent with the provisions hereof.

5.  Terms and Conditions Applicable to all Stock Options Granted Under the Plan:

     Stock options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall, from time to time, approve, which agreements shall in substance include and comply with and be subject to the following terms and conditions:

     a.  Medium and Time of Payment:

          The option price shall be payable either (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Corporation, (ii) through the delivery of shares of common stock of the Corporation already owned by the optionee with a fair market value equal to the option price or (iii) by a combination of (i) and (ii). The fair market value of stock so delivered shall be deemed to be the mean of the high and low prices of publicly-traded shares of common stock of the Corporation on the date of exercise or as otherwise may be determined by the Corporation except as may be otherwise required by the Code. Unless otherwise determined by the Committee, an optionee may engage in a successive exchange (or series of exchanges) in which common stock such optionee is entitled to receive upon the exercise of an option may be simultaneously utilized as payment for the exercise of an additional option or options.

          At the request of an optionee, and to the extent permitted by applicable law, the Committee may approve arrangements with a brokerage firm under which such firm, on behalf of the optionee, will pay the option price to the Corporation and the Corporation will promptly deliver to such firm the shares exercised, so that the firm may sell such shares, or a portion thereof, for the account of the optionee.

     b.  Number of Shares:

          The option shall state the total number of shares to which it pertains. No option may be exercised for less than ten shares unless the issue of a lesser number is enough to exhaust the option. The total number of shares issuable pursuant to any combination of options which are concurrently granted to an employee shall not exceed the total number of shares issuable pursuant to the exercise of any one such option.

     c.  Option Price:

          The option price shall be not less than the fair market value of the shares of common stock of the Corporation on the date of grant of the option. The fair market value on the date of grant of the option shall be determined by the Committee.

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     d.  Expiration of Options:

          Each option granted under the Plan shall expire not more than ten years from the date the option is granted.

     e.  Date of Exercise:

          The Committee may, in its discretion, provide that an option may not be exercised in whole or in part for any period or periods of time specified by the Committee. Except as may be so provided, any option may be exercised in whole at any time, or in part from time to time, during its term.

     f.  Adjustments on Changes in Stock:

          The aggregate number of shares of common stock as to which options may be granted to persons participating under the Plan, the aggregate number of shares of common stock as to which options may be granted to any one such person, the number of shares thereof covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted by the Committee for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from subdivisions or consolidation of shares or other capital adjustment, the payment of a stock dividend or any other increase or decrease in such shares, effected without receipt of consideration by the Corporation; provided, however, that no such adjustment shall be made unless and until the aggregate effect of all such increases and decreases accruing after the effective date of the Plan shall have increased or decreased the number of issued shares of common stock of the Corporation by five percent or more; and provided further, that any fractional shares resulting from any such adjustment shall be eliminated. Any such determination by the Committee shall be conclusive.

     g.  Assignability:

          No option shall be assignable or transferable except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.

     h.  Rights as a Stockholder:

          An optionee shall have no rights as a stockholder with respect to shares covered by his option until the date of issuance of the shares to him and only after such shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     i.  Other Conditions:

          The option agreements authorized under the Plan may contain such other provisions as the Committee shall deem advisable, including, without limitation, provision for the withholding of cash and/or shares of the Corporation's common stock (or the delivery to the Corporation thereof by an optionee) relating to income taxes arising under the Code (or other tax laws) upon the exercise of an option, provided that any such provision shall comply with applicable provisions of Rule 16b-3 (now in effect or as amended) under the Exchange Act.

     j.  Change in Control:

          Notwithstanding the provisions of any option for common stock which provides for its exercise in installments, such option shall become immediately exercisable in the event of a change in control or offer to effect a change in control. For purposes of this Paragraph 5(j), a "change in control" shall mean either of the following events: (a) the acquisition of the beneficial ownership (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of 20 percent or more of the voting securities of the Corporation by purchase, merger, consolidation or otherwise by any person or by persons acting as a group within the meaning of Section 13(d) of the Exchange Act; provided, however, a change of control shall not be deemed to have occurred if the acquisition of such securities is by one or more employee benefit plans of the Corporation or (b) in any two year period, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason, to constitute at least a majority of the Board of Directors of the Corporation at, or at any time prior to the conclusion of, such two year period. The term "person" refers to an individual or a corporation,

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     partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision as to whether a change in control or offer to effect a change in control has occurred shall be made by a majority of the Continuing Directors (as defined in the Restated Articles of Incorporation as in effect on January 15, 1992) and shall be conclusive and binding.

          Notwithstanding Paragraph 11 of the Plan, this provision shall not be amended or revoked in any manner without the affirmative vote of 80% of the Board of Directors and a majority of the Continuing Directors (as defined above).

6. Additional Terms and Conditions Applicable to Options Granted Prior to April 20, 1994:

     a.  Purchase of Options:

          At the discretion of the Committee, an employee who has been granted an option may also be granted the right to require the Corporation to purchase all or a portion of such option for cancellation (a "stock appreciation right"). To the extent that he exercises this right, the Corporation shall pay him in cash and/or common stock the excess of the fair market value of each share of common stock covered by the option (or a portion thereof purchased) determined on the date the election is made, over the option price. The election shall be made by delivering written notice thereof to the Committee. Shares subject to the option so purchased shall not again be available for purposes of the Plan.

     b.  Termination of Employment:

          In the event that an optionee's employment by the Corporation or a subsidiary thereof shall terminate, his option shall terminate immediately, provided, however, that if any termination of employment is due to retirement with the consent of the Corporation, the optionee shall have the right, subject to the provisions of Paragraph 5(d) hereof, to exercise his option, at any time within the next three months (or up to five years, with the approval of the Committee, in any individual case) after such retirement, to the extent that he was entitled to exercise the same immediately prior to his retirement, and provided further that if the employee shall die while in the employment of the Corporation or within three months after retirement with the consent of the Corporation, his estate, personal representative or beneficiary shall have the right, subject to the provisions of Paragraph 5(d) hereof, to exercise his option, at any time within 12 months of the date of death, to the extent that he was entitled to exercise the same immediately prior to his death. Whether any termination of employment is considered to be a retirement with the consent of the Corporation, and whether any authorized leave of absence or absence on military or governmental service or for other reasons shall constitute a termination of employment for purposes of the Plan, shall be determined by the Committee in accordance with applicable law, which determination shall be final and conclusive.

7. Additional Terms and Conditions Applicable to Options Granted On or After April 20, 1994:

     a.  Number of Shares:

          In any fiscal year of the Corporation, the aggregate number of shares of common stock of the Corporation as to which options may be granted to any one person participating under the Plan shall not exceed five percent of the additional shares of the Corporation's common stock authorized for issuance under the Plan at the 1994 Annual Meeting of Stockholders.

     b.  Purchase of Options:

          At the discretion of the Committee, an employee who has been granted an option may also be granted stock appreciation rights. In any fiscal year of the Corporation, the aggregate number of shares of common stock as to which stock appreciation rights may be granted to any one person participating under the Plan shall not exceed five percent of the additional shares of the Corporation's common stock authorized for issuance under the Plan at the 1994 Annual Meeting of Stockholders.

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          To the extent that an optionee exercises this right, the Corporation shall pay him in cash and/or common stock the excess of the fair market value of each share of common stock covered by the option (or a portion thereof purchased) determined on the date the election is made, over the option price. The election shall be made by delivering written notice thereof to the Committee. Shares subject to the option so purchased shall not again be available for purposes of the Plan.

     c.  Termination of Employment:

          In the event that an optionee's employment by the Corporation or a subsidiary thereof shall terminate, his option shall terminate immediately, provided, however, that if any termination of employment is due to retirement with the consent of the Corporation, death or disability (as determined pursuant to the applicable provisions of the plans of the Corporation regarding disability), the optionee or his personal representative shall have the right, subject to the provisions of Paragraph 5(d) hereof, to exercise his option at any time within the twelve consecutive months immediately following the date of the ceasing of active employment (or up to five years, with the approval of the Committee, in any individual case), to the extent that he was entitled to exercise the same immediately prior to the date such active employment ceased due to retirement, death or disability. Whether any termination of employment is considered to be a retirement with the consent of the Corporation, whether any authorized leave of absence or absence on military or governmental service or for other reasons shall constitute a termination of employment for purposes of the Plan, and whether (and as of which date) active employment has ceased shall be determined by the Committee in accordance with applicable law, which determination shall be final and conclusive.

8. Terms and Conditions Applicable to all Restricted Stock Awards Granted Under the Plan:

     a.  Number of Shares:

          The total amount of the common stock of the Corporation as to which restricted stock awards may be issued to persons participating under the Plan shall not exceed an amount equal to one percent of the outstanding common stock of the Corporation.

          Each award of restricted stock under the Plan shall be evidenced by a stock certificate of the Corporation, registered in the name of the employee, accompanied by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan. The restricted stock awards shall comply with the following terms and conditions and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish.

     b.  Assignability and Restrictions:

          Shares of stock issued to an employee in accordance with a restricted stock award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine, beginning on the date on which the award is granted (the "Restricted Period"). The Committee may also impose such other restrictions and conditions on the shares or the release of the restrictions thereon as it deems appropriate. In the case of restricted stock awarded on or after April 20, 1994, however, the Restricted Period shall lapse only if one or more preestablished objective performance goals are attained. Certificates for shares of stock issued pursuant to restricted stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. The restricted stock shall be held by the Corporation until the restrictions are satisfied (if at all, in the case of awards granted on or after April 20, 1994). In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award, provided that, in the case of awards granted on or after April 20, 1994, certain preestablished objective performance goals shall be satisfied prior to the lapsing of any restrictions.

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     c.  Change in Control:

          Upon the occurrence of a change in control or an offer to effect a change in control of the Corporation, as determined in Paragraph 5(j) of this Plan, all restrictions then outstanding with respect to shares of restricted stock shall automatically expire and be of no further force and effect and all shares shall be delivered to the employee.

     d.  Adjustment for Changes in Stock:

          The aggregate number of shares of common stock as to which restricted stock awards may be granted to persons participating under the Plan, the aggregate number of shares of common stock as to which restricted stock awards may be granted to any one such person, and the number of shares thereof covered by each outstanding restricted stock award shall be proportionately adjusted by the Committee for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from the subdivisions or consolidation of shares or other capital adjustments, the payment of a stock dividend, or any other increase or decrease in such shares; provided, however, that no such adjustment shall be made unless and until the aggregate effect of all such increases and decreases accruing after the effective date of the Plan shall have increased or decreased the number of issued shares of common stock of the Corporation by five percent or more; and provided, further, that any fractional shares resulting from any such adjustment shall be eliminated. Any such determination by the Committee shall be conclusive.

     e.  Effect of Attempted Transfer:

          No benefit payable or interest in any restricted stock award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such interest in any restricted stock award shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any employee or his beneficiary. If any employee or beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under or interest in any award, then the Committee, in its discretion, may hold or apply such benefit or interest or any part thereof to or for the benefit of such employee or his beneficiary, his spouse, children, blood relatives or other dependents, or any of them, in any such manner and such proportions as the Committee may consider proper.

     f.  Employment:

          Each person to whom a restricted stock award is granted must agree that he or she will, at the request of the Corporation, remain in the continuous employment of the Corporation for a period of not less than one year following the date of award. No restricted stock award shall be paid or vest (if at all, in the case of awards granted on or after April 20, 1994) unless the employee has remained in the continuous employment of the Corporation for at least one year from the date of such award.

     g.  Legality of Grant:

          The granting of a restricted stock award under this Plan and the issuance or transfer of shares of common stock pursuant hereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency (including, without limitation, no-action positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no awards may be granted under this Plan and no shares shall be issued by the Corporation, nor cash payments made by the Corporation pursuant to or in connection with any such award unless and until in any such case all legal requirements applicable to the issuance or payment have, in the opinion of counsel for the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurance satisfactory to counsel to the Corporation with respect to such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

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     h.  Payment of Taxes:

          The Corporation will have the right to deduct from any payment hereunder any amounts that federal, state, local or foreign tax law requires to be withheld with respect to such payment but, in the alternative, the employee may prior to the payment of any restricted stock award, pay such amounts to the Corporation in cash or shares of common stock (which shall be valued at the fair market value on the date of payment). There is no obligation under the Plan that any participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it is determined that tax is required to be withheld in connection with the issuance or transfer of shares of common stock under this Plan, the Corporation may, pursuant to such rules as the Committee may establish, reduce the number of shares so issued or transferred by such number of shares as the Corporation may deem appropriate in its sole discretion to comply with such withholding. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements, including, without limitation, those under the Exchange Act.

     i.  Rights as a Stockholder:

          The employee shall have the right to receive dividends on shares of common stock subject to the award during the applicable Restricted Period, to vote common stock subject to the award and to enjoy all other stockholder rights, except that the employee shall not be entitled to delivery of the stock certificate until the applicable Restricted Period shall have lapsed (if at all, in the case of grants of restricted stock awarded on or after April 20, 1994) .

9. Additional Terms and Conditions Applicable to Restricted Stock Granted Prior to April 20, 1994:

     a.  Termination of Employment:

          In the event that an employee's employment by the Corporation or any of its subsidiaries terminates by reason of retirement with the consent of the Corporation or death, or the employee becomes disabled as determined pursuant to the applicable provisions of the plans of the Corporation regarding disability, the Restricted Period shall be deemed to lapse as of the date of retirement, death or disability on that portion of the restricted stock award which equals the portion of the Restricted Period measured in full or partial months completed before the date of retirement, death or disability. In the event of restrictions lapsing on specified percentages of the awards over a period of time, that portion of the restricted stock award which has not had the Restricted Period heretofore lapse shall be forfeited.

          If the employee's continuous employment with the Corporation or any of its subsidiaries shall terminate for any reason other than retirement, death or disability prior to the expiration of the Restricted Period of an award or the lapsing of any other restrictions, any shares remaining subject to restrictions shall thereupon be forfeited by the employee and transferred to, and reacquired by, the Corporation at no cost to the Corporation. In such event, the employee, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Corporation such instruments of transfer, if any, as may reasonably be required by the Secretary of the Corporation. Whether an authorized leave of absence or absence on military or government service or for other reasons shall constitute termination of employment for purposes of a restricted stock award shall be determined by the Committee in accordance with applicable law, which determination shall be final and conclusive.

     b.  Termination of Restrictions by Committee:

          The Committee shall have the authority (and the instrument evidencing an award of restricted stock may so provide) to cancel all or any portion of any outstanding restrictions with respect to any or all of the shares of restricted stock awarded to an employee hereunder on such terms and conditions as the Committee may deem appropriate.

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     c.  Other Conditions:

          The restricted stock agreements authorized under the Plan may contain other provisions as the Committee shall deem advisable including, without limitation, a provision for the withholding of taxes by delivery to the Corporation of common stock owned by the awardee or withholding of shares subject to an award, provided that any such provision shall comply with any applicable rules and regulations of the Securities and Exchange Commission.

10. Additional Terms and Conditions Applicable to Restricted Stock Granted On or After April 20, 1994:

     a.  Number of Shares:

          In any fiscal year of the Corporation, the aggregate number of shares of common stock of the Corporation as to which restricted stock awards may be granted to any one person participating under the Plan shall not exceed 100,000.

     b.  Preestablished Objective Performance Goal(s):

          The Restricted Period applicable to restricted stock awarded on or after April 20, 1994 shall lapse (if at all) only if certain preestablished objective performance goals are attained. The Committee shall establish one or more objective performance goals for each award of restricted stock on the date of grant and the attainment of such goal(s) shall be substantially uncertain on the date of grant. The Committee shall determine, in its sole discretion, whether such objective performance goal(s) are attained and such determination shall be final and conclusive. The objective performance goal(s) shall be set forth in a written instrument evidencing the award of restricted stock, in such form as the Committee shall deem advisable. In the event that the objective performance goal(s) are not met, the restricted stock shall be forfeited and transferred to, and reacquired by, the Corporation at no cost to the Corporation. In determining the Restricted Period of an award, the Committee may provide that specified percentages of the awarded shares may vest in installments, provided that the applicable performance goals are satisfied.

     c.  Termination of Employment:

          In the event that an employee's employment by the Corporation or any of its subsidiaries terminates by reason of death, or the employee becomes disabled as determined pursuant to the applicable provisions of the plans of the Corporation regarding disability, the Restricted Period shall be deemed to lapse as of the date of death or disability on that portion of the restricted stock award which equals the portion of the Restricted Period measured in full or partial months completed before the date of death or disability. In the event of restrictions lapsing on specified percentages of the awards over a period of time, that portion of the restricted stock award which has not had the Restricted Period heretofore lapse shall be forfeited.

          If the employee's continuous employment with the Corporation or any of its subsidiaries shall terminate for any reason other than death or disability prior to the expiration of the Restricted Period of an award or the lapsing of any other restrictions, any shares remaining subject to restrictions shall thereupon be forfeited by the employee and transferred to, and reacquired by, the Corporation at no cost to the Corporation. In such event, the employee, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Corporation such instruments of transfer, if any, as may reasonably be required by the Secretary of the Corporation. Whether an authorized leave of absence or absence on military or government service or for other reasons shall constitute termination of employment for purposes of a restricted stock award shall be determined by the Committee in accordance with applicable law, which determination shall be final and conclusive.

     d.  Other Conditions:

          The restricted stock agreements authorized under the Plan may contain such other provisions as the Committee shall deem advisable and which are not inconsistent with the terms of the Plan, provided that

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     any such provision shall comply with any applicable rules and regulations of the Securities and Exchange Commission.

11.  Amendment:

     The Committee may alter, amend or suspend the Plan at any time or alter and amend all agreements granted hereunder, except that without the approval of the holders of a majority of the outstanding shares of common stock of the
Corporation:

        a. The number of shares of common stock which may be reserved for issue or grant under the Plan may not be increased except as provided herein;

        b. The option price may not be fixed at less than the fair market value of the common stock of the Corporation on the date the option is granted, except as provided in Paragraph 5(f) hereof;

        c. The period during which options may be exercised or restricted stock awards may vest may not be extended;

        d. The provisions relating to the administration of the Plan by a Committee consisting of Directors of the Corporation not eligible to receive options or restricted stock awards may not be changed; and

        e. An amendment that is "material" under Rule 16b-3 of the Exchange Act shall not become effective.

     No amendment of the Plan may, without the consent of any employee to whom an option shall theretofore have been granted or to whom a restricted stock award shall theretofore have been issued, adversely affect the right of such employee under such option or award.

12.  Termination:

     Options and restricted stock awards may be granted pursuant to the Plan from time to time within a period of ten years from January 15, 1992. The Board of Directors may terminate the Plan at any time, and no options shall be granted nor restricted stock awarded thereafter. Such termination shall not affect the validity of any stock option agreement or restricted stock award agreement then outstanding.

13.  Effective Date:

     The Plan shall become effective upon the adoption thereof by the holders of the majority of the outstanding shares of the Corporation's Common Stock entitled to vote thereon at the annual meeting when a quorum is present.

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